The American Funds Income Series
                       U.S. GOVERNMENT SECURITIES FUND
                              ----------------

                      NOTICE OF MEETING OF SHAREHOLDERS
                               OCTOBER 28, 1999
                              ----------------

                           TO THE SHAREHOLDERS OF
                      U.S. GOVERNMENT SECURITIES FUND:

 A Meeting of Shareholders of U.S. Government Securities Fund (the "Fund") will be held at the offices of The Capital Group Companies, Inc., 11100 Santa Monica Boulevard, 15th floor, Los Angeles, California, on Thursday, October 28, 1999 at 9:00 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

(1) election of a Board of 10 Trustees;

(2) ratification of the selection of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 2000;

(3) such other matters as may properly come before the meeting.

You are entitled to vote if you held shares of the Fund at August 24, 1999.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES. THE PROXY IS REVOCABLE, AND YOUR SIGNING WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT THAT YOU ATTEND THE MEETING.

By Order of the Board of Trustees,

Julie F. Williams
Secretary
September 13, 1999

                                    IMPORTANT

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

                        U.S. GOVERNMENT SECURITIES FUND
               333 South Hope Street, Los Angeles, California
                                  PROXY STATEMENT
                              MEETING OF SHAREHOLDERS
                                 OCTOBER 28, 1999
                                  ----------------

  The enclosed Proxy is solicited by the Board of Trustees of the Fund in connection with the Meeting of Shareholders to be held on Thursday, October 28, 1999. Every Proxy returned in time to be voted at the meeting will be voted and, if a specification is made with respect to any proposal, the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposal. You can revoke a Proxy prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person. This Proxy was first mailed to shareholders on or about September 13, 1999.

At the close of business on August 24, 1999, the record date fixed by the Board of Trustees for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 104,346,976 shares of beneficial interest, the only authorized class of securities of the Fund (the "Shares"). Each Share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.

With respect to the election of Trustees (Item 1), the 10 nominees receiving the highest number of votes shall be deemed to be elected. The vote required to approve Item 2 is the affirmative vote of a majority of the Shares present or represented by proxy.

If sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the below nominated directors and in favor of all proposals. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). If brokers holding Shares for their customers in Street Name have not received instructions and are not authorized to vote without instruction, those Shares also will be treated as abstentions.

1. ELECTION OF TRUSTEES.

 Ten Trustees are to be elected at the meeting, each to hold office until their resignation or removal and until a successor is elected and qualified. Because we do not expect meetings of shareholders to be held each year, the Trustees' terms will be indefinite in length. All of the nominees for Trustee except Richard G. Capen, Jr., Don R. Conlan, Diane C. Creel, Leonard R. Fuller, and Frank M. Sanchez were elected by the shareholders at the meeting held on June 15, 1992. Diane C. Creel and Leonard R. Fuller were elected by the Trustees on September 22, 1994; Don R. Conlan was elected by the Trustees on December 16, 1996. Richard G. Capen, Jr. and Frank M. Sanchez have been nominated by the Trustees. Herbert Hoover III, a Trustee since 1985, has reached the Fund's retirement age and is not seeking re-election.

 Each of the nominees has agreed to serve as Trustee if elected. If, due to presently unforeseen circumstances, any nominee is not available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated Trustees for such other nominee as the present Trustees may recommend. The table below sets forth certain information regarding the nominees.

NAME OF           CURRENT PRINCIPAL            YEAR         MEMBERSHIPS ON           SHARES BENEFICIALLY
NOMINEE           OCCUPATION AND               FIRST        BOARD                    OWNED, DIRECTLY OR
(POSITION         PRINCIPAL EMPLOYMENT         ELECTED      OF OTHER                 INDIRECTLY, AT
WITH FUND)        DURING PAST FIVE             A            REGISTERED               AUGUST 24, 1999
AND AGE           YEARS #                      TRUSTEE      INVESTMENT
                                                            COMPANIES AND
                                                            PUBLICLY HELD
                                                            COMPANIES

                                                                                     Fund           The
                                                                                                    American
                                                                                                    Funds
                                                                                                    Group


Richard G.        Corporate Director           Nominee      The American             79             33,192
Capen, Jr.        and author; former                        Funds Group:
(Nominee)         United States                             (Director/Trustee -
63                Ambassador to Spain;                      5 other funds)
                  former Vice Chairman
                  of the Board, Knight
                  Ridder, Inc.; former
                  Chairman and
                  Publisher, The Miami
                  Herald

H. Frederick      Private investor.            1985         The American Funds       3,352          382,158
Christie          Former President and                      Group:
(Trustee)         Chief Executive Officer,                  (Director/Trustee -
66                the Mission Group (non-                   18 other funds)
                  utility holding company,                  The American Variable
                  subsidiary of Southern                    Insurance Series
                  California Edison
                  Company)

Don R.            President (retired),         1996         The American             79             1,754,110+
Conlan *          The Capital Group                         Funds Group:
(Trustee)         Companies, Inc.                           (Director/Trustee -
63                                                          11 other funds)

Diane C.          CEO and President,           1994         The American             79             2,759
Creel             The Earth Technology                      Funds Group: (Director/Trustee
(Trustee)         Corporation                               - 11 other funds)
50                (international                            Allegheny
                  consulting                                Teledyne
                  engineering)                              Incorporated
                                                            B. F. Goodrich

Martin            Chairman, Senior             1989         The American             391            28,733
Fenton            Resource Group, LLC                       Funds Group:
(Trustee)         (development and                          (Director/Trustee -
64                management of senior                      13 other funds)
                  living communities)                       The American Variable
                                                            Insurance Series
                                                            Raintree Healthcare
                                                            Corporation

Leonard R.        President, Fuller            1994         The American             79             6,394
Fuller            Consulting (financial                     Funds Group:
(Trustee)         management consulting                     (Director/Trustee
52                firm)                                     - 11 other funds)
                                                            The American
                                                            Variable
                                                            Insurance Series

Abner D.          Capital Research and         1985         The American             15,948 +       2,832,470+
Goldstine*        Management Company,                       Funds Group:
(Vice             Senior Vice President                     (Director/Trustee -
Chairman          and Director                              11 other funds)
and
Trustee)
69

Paul G.           Capital Research and         1992         The American             801+           461,667+
Haaga, Jr.        Management Company,                       Funds Group:
* (Chairman       Executive Vice                            (Director/Trustee -
of the            President and                             13 other funds)
Board) 50         Director

Richard G.        Chairman, President and      1991         The American Funds       184            43,391
Newman            CEO AECOM Technology                      Group:
(Trustee)         Corporation                               (Director/Trustee -
64                (architectural                            12 other funds)
                  engineering)

Frank M.          Principal, The               Nominee      The American             157            8,838
Sanchez           Sanchez Family                            Funds Group:
(Nominee)         Corporation dba                           (Director/Trustee -
55                McDonald's                                3 other funds)
                  Restaurants
                  (McDonald's licensee)


_
___
# Corporate positions, in some instances, may have changed during this period.

* Is considered an interested person of the Fund within the meaning of the Investment Company Act of 1940 (the 1940 Act), on the basis of his affiliation with Capital Research and Management Company (the Investment Adviser).

+ Includes Shares beneficially held under a master retirement plan.
Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc. The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc., managed by Capital Research and Management Company. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts and Endowments, whose shareholders are limited to (I) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"), (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

 The Fund has an Audit Committee composed of Diane C. Creel, Martin Fenton and Richard G. Newman. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Trustees, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Trustees and/or the Committee.

 The Fund has a Nominating Committee which is composed of all Trustees who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Committee's functions include selecting and recommending to the Board of Trustees nominees for election as Trustees of the Fund. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee. Suggestions must be received by the Fund's Secretary before the end of the Fund's fiscal year to be eligible for consideration for nomination at or before the next meeting of shareholders.

 The Fund has a Contracts Committee which is composed of all Trustees who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Fund proposed to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Trustees on these matters.

 Each Trustee is paid a fee of $2,500 per annum plus $200 for each Board of Trustees meeting attended and $200 for each meeting attended as a member of a committee of the Board of Trustees.

 There were four Board of Trustees, two Audit Committee, one Contracts Committee, and two Nominating Committee meetings during the year ended August 31, 1998. All incumbent Trustees attended at least 75% of all Board meetings and meetings of the committees of which they were members.

 The Fund pays no salaries or other compensation to its Trustees other than Trustees fees, which are paid to those Trustees who are unaffiliated with the Investment Adviser as described below.

TRUSTEE COMPENSATION         AGGREGATE COMPENSATION      TOTAL COMPENSATION           TOTAL NUMBER
TRUSTEE OR NOMINEE           (INCLUDING VOLUNTARILY      (INCLUDING VOLUNTARILY       OF FUND BOARDS
                             DEFERRED                    DEFERRED COMPENSATION)       ON WHICH
                             COMPENSATION/1/)            FROM ALL FUNDS MANAGED       TRUSTEE SERVES /2/
                             FROM THE FUND DURING        BY CAPITAL RESEARCH AND
                             FISCAL YEAR ENDED           MANAGEMENT COMPANY)
                             8/31/98                     DURING THE FISCAL YEAR
                                                         ENDED 8/31/98

Richard G. Capen, Jr.        none/3/                     $33,050/4/                   5

H. Frederick Christie        $4,211/5/                   171,100                      19

Don R. Conlan                none/6/                     none/6/                      12

Diane C. Creel               3,900/5/                    44,650                       12

Martin Fenton                4,625/5/                    122,084                      15

Leonard R. Fuller            4,267/5/                    51,850                       13

Abner D. Goldstine           none/6/                     none/6/                      12

Paul G. Haaga, Jr.           none/6/                     none/6/                      14

Richard G. Newman            4,654/5/                    102,650                      13

Frank M. Sanchez             none/3/                     none/3/                      none


1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

2 Includes funds managed by Capital Research and Management Company and affiliates.

3 Richard G. Capen, Jr. and Frank M. Sanchez have been nominated as Trustees of the Fund and as such have not received any remuneration from the Fund as of this time.

4 Richard G. Capen, Jr. received remuneration from five other funds which he served during the fiscal year ended 12/31/98.

5 Since the deferred compensation plan's adoption in 1993, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) for
participating Trustees is as follows:   H. Frederick Christie ($8,475), Diane
C. Creel ($1,104), Martin Fenton ($10,861), Leonard R. Fuller ($5,591) and Richard G. Newman ($24,683).

6 Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Fund's Investment Adviser and, therefore, receive no remuneration from the Fund.
                           OTHER EXECUTIVE OFFICERS

NAME (POSITION WITH FUND)         PRINCIPAL OCCUPATION /1/                        OFFICER CONTINUOUSLY
AND AGE                                                                           SINCE /2/

John H. Smet                      Vice President,                                 1993
(President and PEO)               Capital Research and Management Company
42

Michael J. Downer                 Senior Vice President - Fund Business           1994
(Vice President)                  Management Group,
44                                Capital Research and Management Company

Julie F. Williams                 Vice President - Fund Business Management       1985
(Secretary)                       Group,
51                                Capital Research and Management Company

Anthony W. Hynes, Jr.             Vice President - Fund Business Management       1993
(Treasurer)                       Group,
36                                Capital Research and Management Company


1 The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

2 Officers are elected to hold office until their respective successors are elected, or until they resign or are removed.

 NO OFFICER, DIRECTOR OR EMPLOYEE OF THE INVESTMENT ADVISER RECEIVES ANY REMUNERATION FROM THE FUND. ALL TRUSTEES AND OFFICERS AS A GROUP OWNED BENEFICIALLY FEWER THAN 1% OF THE SHARES OUTSTANDING ON AUGUST 24, 1999.

2. RATIFICATION OF THE SELECTION BY THE BOARD OF TRUSTEES OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANT

 Shareholders are requested to ratify the selection by the Board of Trustees (including a majority of the Trustees who are not "interested persons"of the Fund as that term is defined in the 1940 Act) of the firm of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 2000. In addition to the normal audit services, Deloitte & Touche LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. Deloitte & Touche LLP has served as the Fund's independent accountant since inception and has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. The Fund's Audit Committee recommended that Deloitte & Touche LLP be selected as the Fund's independent accountant for the current fiscal year. The employment of the accountant is conditioned upon the right of the Fund to terminate such employment forthwith without any penalty. No representative of the firm of Deloitte & Touche LLP is expected to attend the Meeting of Shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF DELOITTE & TOUCHE LLP.

                                 OTHER MATTERS

 Neither the persons named in the enclosed Proxy nor the Board of Trustees are aware of any matters that will be presented for action at the meeting other than the matters set forth herein. If any other matters requiring a vote of shareholders arise, the Proxies will confer upon the person or persons entitled to vote the Shares they represent a discretionary authority to vote the Shares in respect to any such other matters in accordance with their best judgment in the interest of the Fund and its shareholders.

                             SHAREHOLDER PROPOSALS

 Any shareholder proposals for inclusion in Proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

 Under the laws of Massachusetts, where the Fund is organized, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, it is not anticipated that the Fund will hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

                              GENERAL INFORMATION

 Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

 The enclosed Proxy is solicited by and on behalf of the Board of Trustees of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the Proxies and related materials. In addition to solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their services, may solicit by
telephone, telegram or personally.   WE URGE ALL SHAREHOLDERS TO MARK, DATE,
SIGN, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

 YOU MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT 333 SOUTH HOPE STREET, LOS ANGELES, LOS ANGELES, CA 90071 OR BY TELEPHONING 800/421-0180. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

 By Order of the Board of Trustees
  JULIE F. WILLIAMS
 Secretary
September 13, 1999

THIS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT HAS BEEN PRINTED ON RECYCLED PAPER THAT MEETS THE GUIDELINES OF THE UNITED STATES ENVIRONMENTAL PROTECTION AGENCY.

PROXY CARD             U.S. GOVERNMENT SECURITIES FUND              PROXY CARD

       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
         FOR THE MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 28, 1999

The undersigned hereby appoints Michael J. Downer, Paul G. Haaga, Jr., Anthony
W. Hynes, Jr., and Julie F. Williams, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the Office of The Capital Group Companies, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, on Thursday, October 28, 1999 at 9:00 a.m., on all matters coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, WITH RESPECT TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEM 2.

 CONTROL NUMBER:

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

 Signature

 Signature of joint owner, if any

 Date

                        U.S. GOVERNMENT SECURITIES FUND

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: []

1.  Election of Trustees:                                       FOR ALL          WITHHOLD         FOR ALL
                                                                                 ALL              EXCEPT

01  Richard G. Capen             06  Leonard R. Fuller

02  H. Frederick Christie        07  Abner D. Goldstine         []               []               []

03  Don R. Conlan                08  Paul G. Haaga, Jr.

04  Diane C. Creel               09  Richard G. Newman

05  Martin Fenton                10  Frank M. Sanchez


To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.
 _____________________________________________________________________

                                                               FOR             AGAINST          ABSTAIN

2.  Ratification of selection of Deloitte & Touche             []              []               []
LLP as independent accountant:


In their discretion, upon other matters as may properly come before the meeting.

IMPORTANT
SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF
SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THE ENCLOSED PROXY.